                                                                   EXHIBIT 10.8

                            SECOND AMENDMENT TO LEASE

     This Second Amendment to Lease ("Second Amendment") is dated as of May 21, 1996 between Advent Realty Limited Partnership II, a Delaware limited partnership with an address at 45 Milk Street, Boston, Massachusetts 02110 ("Landlord"), and Forrester Research, Inc., a Delaware corporation with an address at 1033 Massachusetts Avenue, Cambridge, Massachusetts 02138 ("Tenant").

     WHEREAS, Landlord and Tenant have entered into that certain Lease dated as of May 1, 1995 demising the second floor and a portion of the third floor of the Building, and granting Tenant certain rights with respect to the third, fourth, fifth and sixth floors of the Building, and that certain First Amendment to Lease dated as of August 28, 1995 adding to the Premises certain space on the third floor of the Building (as so amended, the "Lease");

     WHEREAS, Landlord and Tenant desire to add to the Premises the remainder of the third floor and the entire fifth and sixth floors of the Building in accordance with the Lease and on the terms contained herein;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in consideration of the mutual covenants herein contained, Landlord and Tenant hereby agree as follows. Terms not defined herein shall have the same meaning as in the Lease.

     1. TERM COMMENCEMENT AND EXPIRATION DATES. Landlord and Tenant hereby confirm that the Term Commencement Date is June 12, 1995 and that the Term Expiration Date is January 31, 2001. Landlord and Tenant hereby reconfirm that pursuant to that certain Consent to Sublease dated March 28, 1996 between Landlord, Tenant and The Stubbins Associates, Inc., the term of the Lease with respect to the fifth and sixth floors of the Building commences May 21, 1996 and expires June 8, 2001.

     2. MEASUREMENT OF THE PREMISES AND THE BUILDING. Effective May 21, 1996,
Section 1.1 of the Lease shall be amended by deleting the defined term "RENTABLE FLOOR AREA OF THE PREMISES" and substituting therefor the following:

        "RENTABLE FLOOR AREA OF               47,974 Square Feet
        THE PREMISES:

        Second Floor:                         13,223 Square Feet
        Third Floor:                           9,751 Square Feet
        Fifth Floor:                          12,500 Square Feet
        Sixth Floor:                          12,500 Square Feet"

     Effective June 3, 1996, Section 1.1 of the Lease shall be amended by deleting the defined term "RENTABLE FLOOR AREA OF THE PREMISES" and substituting therefor the following:

        "RENTABLE FLOOR AREA OF               51,446 Square Feet
        THE PREMISES:

        Second Floor:                         13,223 Square Feet
        Third Floor:                          13,223 Square Feet
        Fifth Floor:                          12,500 Square Feet
        Sixth Floor:                          12,500 Square Feet"


     Notwithstanding anything to the contrary contained in this Lease, the first floor of the Building shall be deemed to contain two areas comprising 4273 rentable square feet and 2459 rentable square feet respectively, the mezzanine floor of the Building shall be deemed to contain two areas comprising 4,957 rentable square feet and 694 rentable square feet respectively, and the fourth floor of the Building shall be deemed to contain 12,500 rentable square feet.

     Section 1.1 of the Lease is hereby amended by deleting the defined term "TOTAL RENTABLE FLOOR AREA OF THE BUILDING" and substituting therefor the following:

        "TOTAL RENTABLE FLOOR AREA OF         76,329 Square Feet"
        THE BUILDING:



     3. ANNUAL BASIC RENT. Effective May 21, 1996, Section 1.1 of the Lease shall be amended by deleting the defined term "ANNUAL BASIC RENT" and substituting therefor the following:


        "ANNUAL BASIC RENT:

        ----------------------------------------------------------------------
        TIME PERIOD                    ANNUAL RATE       CALCULATION
        ----------------------------------------------------------------------
        June 12, 1995 through          $293,019.65       $17.05 x 13,223 rsf +
        August 31, 1995                                  $9.10 x 7,425 rsf
        ----------------------------------------------------------------------
        September 1, 1995 through      $327,909.65       $17.05 x 13,223 rsf +
        December 11, 1995                                $9.10 x 7,425 rsf +
                                                         $15.00 x 2,326 rsf
        ----------------------------------------------------------------------
        December 12, 1995 through      $386,938.40       $17.05 x 20,648 rsf +
        May 20, 1996                                     $15.00 x 2,326 rsf
        ----------------------------------------------------------------------
        May 21, 1996 through           $861,938.40       $17.05 x 20,648 rsf +
        June 2, 1996                                     $15.00 x 2,326 rsf +
                                                         $19.00 x 25,000 rsf
        ----------------------------------------------------------------------


        ----------------------------------------------------------------------
         June 3, 1996 through          $914,018.40       $17.05 x 20,648 rsf +
         June 11, 1997                                   $15.00 x 5,798 rsf +
                                                         $19.00 x 25,000 rsf
        ----------------------------------------------------------------------
         June 12, 1997 through         $924,755.36       $17.57 x 20,648 rsf +
         June 30, 1997                                   $15.00 x 5,798 rsf +
                                                         $19.00 x 25,000 rsf
        ----------------------------------------------------------------------
         July 1, 1997 through          $939,656.22       $17.57 x 26,446 rsf +
         June 11, 1999                                   $19.00 x 25,000 rsf
        ----------------------------------------------------------------------
         June 12, 1999 through         $950,763.54       $17.99 x 26,446 rsf +
         January 31, 2001                                $19.00 x 25,000 rsf
        ----------------------------------------------------------------------
         February 1, 2001 through      $475,000.00       $19.00 x 25,000 rsf
         June 8, 2001
        ----------------------------------------------------------------------


     4. THIRD FLOOR EXPANSION AREA. The defined term "Third Floor Delivery Date" is hereby revised to mean June 3, 1996.

     5. PARKING. Effective September 1, 1996, Section 1.1 of the Lease shall be amended by deleting the defined term "PARKING" and substituting therefor the following:

     "PARKING: Fifty-seven (57) spaces"

     The parking plan dated July 3, 1996 attached hereto as Exhibit A shall effective such date be substituted for the parking plans attached to the side letter agreement dated May 1, 1995 between Landlord and Tenant, which is attached to the Lease as Exhibit G.

     Until September 1, 1996 Landlord shall permit Linea 5, inc. and The Stubbins Associates, Inc. to continue to use the parking spaces which they were entitled to use immediately prior to May 21, 1996, provided that Landlord shall receive payment therefor at the rate payable by Tenant under the Lease for parking spaces.

     6. MISCELLANEOUS. In Article XIII of the Lease, the words "Rider Section 3" are hereby deleted, and the words "Articles XVII and XVIII" are substituted therefor.

     Except as expressly modified herein, all the terms and conditions of the Lease shall remain in full force and effect and are hereby ratified and confirmed.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed in multiple counterparts under seal as of the date first above written.

                            Landlord:

                            ADVENT REALTY LIMITED PARTNERSHIP II

                            By: Advent Realty GP II Limited Partnership, its
                                General Partner

                            By: Advent Realty, Inc., its General Partner

                            By: /s/ Arthur I. Segal
                                ----------------------------------------


                            Tenant:

                            FORRESTER RESEARCH, INC.

                            By: /s/ George F. Colony
                                ----------------------------------------
                                George F. Colony, President